UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016

KCG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-54991	38-3898306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

See Item 9.01

Item 7.01	Regulation FD Disclosure

The following information is furnished under Item 2.02, “Results of Operations and Financial Condition”, Item 7.01, “Regulation FD Disclosure”, and Item 9.01 “Financial Statements and Exhibits.” This information, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 29, 2016, KCG Holdings, Inc. (the “Company” or “KCG”) issued a press release announcing its earnings for the fourth quarter of 2015. The press release did not include certain financial statements, related footnotes and certain other financial information relating to the Company that will be filed with the Securities and Exchange Commission as part of the Company’s Annual Report on Form 10-K. A copy of the press release is attached hereto as Exhibit 99.1. Executives from KCG will review the earnings via teleconference and live audio webcast at 9:00 a.m. Eastern time on January 29, 2016. A copy of a visual presentation that will be a part of that review is attached as Exhibit 99.2. Exhibits 99.1 and 99.2 are incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not Applicable

(b)	Pro Forma Financial Information

Not Applicable

(c)	Shell Company Transactions

Not Applicable

(d)	Exhibits

Exhibit 99.1 – Press Release of KCG Holdings, Inc., dated January 29, 2016.

Exhibit 99.2 – KCG Holdings, Inc. Earnings Presentation, dated January 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: January 29, 2016

KCG HOLDINGS, INC.

By:	/s/ John McCarthy

Name:	John McCarthy
Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of KCG Holdings, Inc., dated January 29, 2016.

99.2	KCG Holdings, Inc. Earnings Presentation, dated January 29, 2016.